                                                              EXHIBIT 10(ii)(aa)



                                 AMENDMENTS TO
                          J. C. PENNEY COMPANY, INC.
                           BENEFIT RESTORATION PLAN
                           ------------------------



                           Adopted December 11, 1998

1. Article I (Introduction) is amended effective January 1, 1999 to add the following paragraphs:

    Effective January 1, 1999, amounts credited to the Annual Benefit Limit Make-Up Account as of December 31, 1998 of each Participant were transferred into the J. C. Penney Company, Inc. Mirror Savings Plan II and therefore were no longer payable under the J. C. Penney Company, Inc. Benefit Restoration Plan after December 31, 1998.

    Effective January 1, 1999, the Thrift Drug, Inc. Benefit Restoration Plan was merged into the J. C. Penney Company, Inc. Benefit Restoration Plan.

2. Article II (Definitions) is amended effective January 1, 1999 (a) to delete the definitions entitled Annual Benefit Limit Make-Up Account, Beneficiary,
                             ------------------------------------  -----------
    Company Account(s), Compensation, Earnings Dollar Limit, Interest Income
    ------------------  ------------  ---------------------  ---------------
    Account, Performance Unit Plan, Profit Incentive Compensation, Savings,
    -------  ---------------------  -----------------------------  --------
    Profit-Sharing and Stock Ownership Plan, and (b) to delete the definition
    ---------------------------------------
    entitled Personnel Committee and to substitute therefor the definition
             -------------------
    entitled Human Resources Committee.
             -------------------------

3. The Benefit Restoration Plan is amended effective January 1, 1999 to delete the words "Personnel Committee" in each place they appear and to substitute therefore the words "Human Resources Committee" in each such place.

4. Article III (Participation) is amended effective January 1, 1999 to delete Paragraph (2) (Annual Benefit Limit Make-Up Account Benefit) in its entirety.

5. Article IV (Benefits) is amended effective January 1, 1999 to delete (a) Paragraph (2) (Annual Benefit Limit Make-Up Account) in its entirety, (b) unnumbered subparagraph two of Paragraph (3) (Death Benefit) in its entirety, and (c) unnumbered subparagraph two of Paragraph (4) (Vesting) in its entirety.

6.  Article IV (Benefits is amended effective August 1, 1995 to add to Paragraph
    (3) (Death Benefit) the following sentence:

    If a Participant has elected an optional form of payment and dies while in pay status but before receiving all benefits payable under that option, the remaining payments, if any, will be made to the person designated by the Participant as his beneficiary at the time the optional form of payment was elected.

7. Article V (Form and Commencement of Benefit Payments) is amended effective January 1, 1999 to delete unnumbered subparagraph two of Paragraph (1) (Optional Forms and Commencement of Benefit Payments) in its entirety.

8. Article VII (Type of Plan) is amended effective January 1, 1999 to delete sentence three in its entirety and to substitute therefor the following sentence three:

    The portion of this Plan in Paragraph (1) of Article IV, which comprises the benefit determined due to the limit on annual benefits under the Pension Plan imposed by Section 415 of the Code, constitutes a separable part of this Plan which is maintained by the Company solely for the purpose of providing benefits for certain Associates in excess of the limitations on benefits imposed by Section 415 of the Code.

9. Article VIII (Miscellaneous) is amended effective January 1, 1999 to delete unnumbered subparagraph two of Paragraph (1) (Amendment and Termination) in its entirety and to substitute therefor the following subparagraph two:

    In no event will any amendment, modification, suspension, discontinuance, or termination adversely affect the Plan benefit payable pursuant to Paragraph
    (1) of Article IV for any Participant for whom benefit payments have already begun in accordance with the Plan as in effect prior to the effective date of the amendment, modification, suspension, discontinuance, or termination unless otherwise required to comply with applicable law.

10. Article VIII (Miscellaneous) is amended effective January 1, 1999 to delete the words in sentence one of Paragraph (2) (Rights of Associates) "Except for the Associate's nonforfeitable interest in the value of the Annual Benefit Limit Make-Up Account established in accordance with Paragraph (2) of Article IV," and to capitalize the next following word "Neither" as the new first word of sentence one.

11. Article VIII (Miscellaneous) is amended effective January 1, 1998 to delete the title of Paragraph (5) (Cessation and Recalculation of Benefits) and sentence one in their entirety and to substitute therefor the following title and sentence one:

    (5)  Reemployed Participants:  If a retired Participant again becomes an
    ---  -----------------------
         Associate of a Participating Employer, the payment of benefits hereunder shall continue.

12. Article IX (Claims Procedures) is amended to delete the words "Benefits Administration Manager" in each place they appear and to substitute therefor the words "Benefits Administration Committee or its delegate" in each such place.

13. Appendix I (Participating Employers) is amended effective January 1, 1999 in its entirety as follows.

                                  APPENDIX I

                            Participating Employers
                            -----------------------


                          J. C. Penney Company, Inc.

                       JCPenney Business Services, Inc.
                           (until January 24, 1996)

                    J. C. Penney Casualty Insurance Company

                       J. C. Penney Funding Corporation

                      J. C. Penney Life Insurance Company

                          J. C. Penney National Bank

                        J. C. Penney Media Corporation
                        (from and after April 3, 1996)

                     J. C. Penney Overseas Services, Inc.
                         (from and after July 1, 1996)

                        J. C. Penney Receivables, Inc.

                          JCPenney Puerto Rico, Inc.

                              Eckerd Corporation
                       (from and after January 1, 1999)

                             EDC Drug Stores, Inc.
                       (formerly Kerr Drug Stores, Inc.)
                       (from and after January 1, 1999)

                              Fay's Incorporated
                       (from and after January 1, 1999)

                        Quest Membership Services, Inc.
                       (from and after January 1, 1999)

                        TDI Managed Care Services, Inc.
                       (from and after January 1, 1999)

                               Thrift Drug, Inc.
                       (from and after January 1, 1999)

                          Thrift Drug Services, Inc.
                       (from and after January 1, 1999)